UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 18, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C3

(Central Index Key Number 0001713226)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

KeyBank National Association

(Central Index Key Number 0001089877)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-03	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On August 31, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C3, Commercial Mortgage Pass-Through Certificates, Series 2017-C3 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C3 (the “Issuing Entity”), a common law trust formed on August 31, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-two (42) mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-four (64) commercial, multifamily or manufactured housing community properties.

Three (3) mortgage loans, secured by the mortgaged properties identified as “American Cancer Society Center”, “OKC Outlets” and “The District” on Exhibit B to the Pooling and Servicing Agreement (the “American Cancer Society Center Mortgage Loan”, the “OKC Outlets Mortgage Loan” and “The District Mortgage Loan”, respectively), are assets of the Issuing Entity and part of whole loans (the “American Cancer Society Center Whole Loan”, the “OKC Outlets Whole Loan” and “The District Whole Loan”, respectively) that include the American Society Center Mortgage Loan, the OKC Outlets Mortgage Loan and The District Mortgage Loan, as applicable, and one or more pari passu promissory notes (the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the American Cancer Society Whole Loan, the OKC Outlets Whole Loan and The District Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loans, under the pooling and servicing agreement entered into in connection with that securitization.

The District Mortgage Loan, which is an asset of the Issuing Entity, is part of The District Whole Loan that also includes four (4) promissory notes, which are not assets of the Issuing Entity. The District Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of October 1, 2017 (the “UBS 2017-C4 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer (the “UBS 2017-C4 Special Servicer”), AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC as operating advisor and as asset representations reviewer (the “UBS 2017-C4 Operating Advisor”), relating to the UBS 2017-C4 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the UBS 2017-C4 Pooling and Servicing Agreement applicable to the servicing of The District Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 31, 2017; provided, the UBS 2017-C4 Operating

Advisor will not be required to (i) generally review the actions of the UBS 2017-C4 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the UBS 2017-C4 Pooling and Servicing Agreement, (iii) upon determining that (a) the UBS 2017-C4 Special Servicer is not adequately performing its duties under the UBS 2017-C4 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the UBS 2017-C4 Special Servicer would be in the best interests of the UBS 2017-C4 certificateholders as a collective whole, recommend the replacement of the UBS 2017-C4 Special Servicer or (iv) consult with the UBS 2017-C4 Special Servicer prior to the occurrence of a control termination event under the UBS 2017-C4 Pooling and Servicing Agreement.

In addition, the special servicing fees, work-out fees and liquidations fees payable to the UBS 2017-C4 Special Servicer with respect to The District Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that the special servicing fee will be subject to minimum amount of $5,000 with respect to any specially serviced loans.

Moreover, due to the manner in which the UBS 2017-C4 securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the UBS 2017-C4 Pooling and Servicing Agreement included a risk retention consultation party (the “UBS 2017-C4 Risk Retention Consultation Party”, as defined in the UBS 2017-C4 Pooling and Servicing Agreement). The UBS 2017-C4 Risk Retention Consultation Party was appointed by Rialto Mortgage Finance, LLC. The initial UBS 2017-C4 Risk Retention Consultation Party is Rialto Mortgage Finance, LLC. In connection with certain major decisions that involve The District Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The UBS 2017-C4 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The American Cancer Society Center Mortgage Loan, which is an asset of the Issuing Entity, is part of the American Cancer Society Center Whole Loan that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. Additionally, the OKC Outlets Mortgage Loan, which is an asset of the Issuing Entity, is part of a the OKC Outlets Whole Loan that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. Each of the American Cancer Society Center Whole Loan and the OKC Outlet Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of October 1, 2017 (the “MSBAM 2017-C34 Pooling and Servicing Agreement”), by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer (the “MSBAM 2017-C34 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC as operating advisor and as asset representations reviewer (the “MSBAM 2017-C34 Operating Advisor”), relating to the MSBAM 2017-C34 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the MSBAM 2017-C34 Pooling and Servicing Agreement applicable to the servicing of the American Cancer Society Center Mortgage Loan and the OKC Outlets Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 31, 2017; provided, the MSBAM 2017-C34 Operating Advisor will not be required to (i) generally review the actions of the MSBAM 2017-C34 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the MSBAM 2017-C34 Pooling and Servicing Agreement, (iii) upon determining that (a) the MSBAM 2017-C34 Special Servicer is not adequately performing its duties under the MSBAM 2017-C34 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the MSBAM 2017-C34 Special Servicer would be in the best interests of the MSBAM 2017-C34 certificateholders as a collective whole, recommend the replacement of the MSBAM 2017-C34 Special Servicer or (iv) consult with the MSBAM 2017-C34 Special Servicer prior to the occurrence of a control termination event under the MSBAM 2017-C34 Pooling and Servicing Agreement.

In addition, the special servicing fees, work-out fees and liquidations fees payable to the MSBAM 2017-C34 Special Servicer with respect to the American Cancer Society Center Whole Loan and the OKC Outlets Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the work-out fee is subject to a maximum amount equal to $1,000,000 with respect to any loan work-out and (ii) the liquidation fee is subject to a maximum amount of $1,000,000 with respect to any loan resolution.

Moreover, due to the manner in which the MSBAM 2017-C34 securitization satisfied the Risk Retention Requirements the MSBAM 2017-C34 Pooling and Servicing Agreement included a risk retention consultation party (the “MSBAM 2017-C34 Risk Retention Consultation Party”, as defined in the MSBAM 2017-C34 Pooling and Servicing Agreement). The MSBAM 2017-C34 Risk Retention Consultation Party was appointed by the related retaining sponsors in accordance with the MSBAM 2017-C34 Pooling and Servicing Agreement. The initial MSBAM 2017-C34 Risk Retention Consultation Party is Bank of America, National Association. In connection with certain major decisions that involve the American Cancer Society Center Mortgage Loan and the OKC Outlets Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The MSBAM 2017-C34 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

Item 6.02      Change of Servicer or Trustee.

We have received notice that The District Whole Loan, including The District Mortgage Loan, is being serviced and administered as of October 18, 2017 pursuant to the UBS 2017-C4 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1.

We have received notice that the American Cancer Society Center Whole Loan and the OKC Outlets Whole Loan, including the American Cancer Society Center Mortgage Loan and the OKC Outlets Mortgage Loan, respectively, are being serviced and administered as of October 19, 2017 pursuant to the MSBAM 2017-C34 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.2.

The 245 Park Avenue Trust 2017-245P Servicer, the MSBAM 2017-C34 Master Servicer and the UBS 2017-C4 Master Servicer

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Wells Fargo Bank, National Association (“Wells Fargo”) is the Non-Serviced Master Servicer with respect to (i) each of the OKC Outlets Whole Loan and the American Cancer Society Whole Loan under the pooling and servicing agreement, dated as of October 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34 were issued, (ii) the 245 Park Avenue Whole Loan under the 245 Park Avenue Trust 2017-245P TSA, and (iii) The District Whole Loan under the pooling and servicing agreement, dated as of October 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Aegon USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, as the same may be amended from time to time in accordance with the terms thereof, pursuant to which the UBS Commercial Mortgage Trust 2017-C4, Commercial Mortgage Pass-Through Certificates, Series 2017-C4 were issued. Wells Fargo is a national banking association organized under the laws of the United States of America, and is a wholly-owned direct and indirect subsidiary of Wells Fargo & Company. On December 31, 2008, Wells Fargo & Company acquired Wachovia Corporation, the owner of Wachovia Bank, National Association (“Wachovia”), and Wachovia Corporation merged with and into Wells Fargo & Company. On March 20, 2010, Wachovia merged with and into Wells Fargo. Like Wells Fargo, Wachovia acted as master servicer of securitized commercial and multifamily mortgage loans and, following the merger of the holding companies, Wells Fargo and Wachovia integrated their two servicing platforms under a senior management team that is a combination of both legacy Wells Fargo managers and legacy Wachovia managers.

The principal west coast commercial mortgage master servicing offices of Wells Fargo are located at MAC A0227-020, 1901 Harrison Street, Oakland, California 94612. The principal east coast commercial mortgage master servicing offices of Wells Fargo are located at MAC D1050-084, Three Wells Fargo, 401 South Tryon Street, 8th Floor, Charlotte, North Carolina 28202.

Wells Fargo has been master servicing securitized commercial and multifamily mortgage loans in excess of ten years. Wells Fargo’s primary servicing system runs on McCracken Financial Solutions software, Strategy CS. Wells Fargo reports to trustees and certificate administrators in the CREFC format. The following table sets forth information about Wells Fargo’s portfolio of master or primary serviced commercial and multifamily mortgage loans (including loans in securitization transactions and loans owned by other investors) as of the dates indicated:

Commercial and Multifamily Mortgage Loans	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 9/30/2017
By Approximate Number:	33,605	32,716	31,128	29,591
By Approximate Aggregate Unpaid Principal Balance (in billions):	$475.39	$503.34	$506.83	$508.20

Within this portfolio, as of September 30, 2017, are approximately 20,291 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $387.8 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wells Fargo also services whole loans for itself and a variety of investors. The properties securing loans in Wells Fargo’s servicing portfolio, as of September 30, 2017, were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands and Puerto Rico and include retail, office, multifamily, industrial, hotel and other types of income-producing properties. Also included in the above portfolio are commercial mortgage loans that Wells Fargo services in Europe through its London Branch. Wells Fargo has been servicing commercial mortgage loans in Europe through its London Branch for more than ten years. Through affiliated entities formerly known as Wachovia Bank, N.A., London Branch and Wachovia Bank International, and as a result of its acquisition of commercial mortgage servicing rights from Hypothekenbank Frankfurt AG, formerly Eurohypo AG, in 2013, it has serviced loans secured by properties in Germany, Ireland, the Netherlands, and the UK. As of September 30, 2017, its European third party servicing portfolio, which is included in the above table, is approximately $899.3 million.

In its master servicing and primary servicing activities, Wells Fargo utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wells Fargo to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

The following table sets forth information regarding principal and interest advances and servicing advances made by Wells Fargo, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations. The information set forth is the average amount of such advances outstanding over the periods indicated (expressed as a dollar amount and as a percentage of Wells Fargo’s portfolio, as of the end of each such period, of master serviced commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations).

Period	Approximate Securitized Master-Serviced Portfolio (UPB)*	Approximate Outstanding Advances (P&I and PPA)*	Approximate Outstanding Advances as % of UPB
Calendar Year 2014	$ 377,947,659,331	$ 1,750,352,607	0.46%
Calendar Year 2015	$ 401,673,056,650	$ 1,600,995,208	0.40%
Calendar Year 2016	$ 385,516,905,565	$ 838,259,754	0.22%
YTD Q3 2017	$ 377,858,855,749	$ 665,406,508	0.18%

* “UPB” means unpaid principal balance, “P&I” means principal and interest advances and “PPA” means property protection advances.

Wells Fargo is rated by Fitch, S&P and Morningstar as a primary servicer, a master servicer and a special servicer of commercial mortgage loans in the US, and by Fitch and S&P as a primary servicer and a special servicer of commercial loans in the UK. Wells Fargo’s servicer ratings by each of these agencies are outlined below:

US Servicer Ratings	Fitch	S&P	Morningstar
Primary Servicer:	CPS1-	Strong	MOR CS1
Master Servicer:	CMS1-	Strong	MOR CS1
Special Servicer:	CSS2	Above Average	MOR CS2
UK Servicer Ratings	Fitch	S&P
Primary Servicer:	CPS2	Average
Special Servicer:	CSS3	Average

The long-term issuer ratings of Wells Fargo are rated “AA-” by S&P, “Aa2” by Moody’s and “AA-” by Fitch. The short-term issuer ratings of Wells Fargo are rated “A-1+” by S&P, “P-1” by Moody’s and “F1+” by Fitch.

Wells Fargo has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event. Wells Fargo’s master servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wells Fargo’s policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

Wells Fargo may perform any of its obligations under any Non-Serviced PSA through one or more third-party vendors, affiliates or subsidiaries. Notwithstanding the foregoing, Wells Fargo will remain responsible for its duties thereunder. Wells Fargo may engage third-party vendors to provide technology or process efficiencies. Wells Fargo monitors its third-party vendors in compliance with its internal procedures and applicable law. Wells Fargo has entered into contracts with third-party vendors for the following functions:

•	provision of Strategy and Strategy CS software;
•	tracking and reporting of flood zone changes;

•	abstracting of leasing consent requirements contained in loan documents;
•	legal representation;
•	assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wells Fargo;
•	performance of property inspections;
•	performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes; and
•	Uniform Commercial Code searches and filings;
•	insurance tracking and compliance;
•	onboarding-new loan setup;
•	lien release-filing and tracking;
•	credit investigation and background checks; and
•	defeasance calculations.

Wells Fargo may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans. Wells Fargo monitors and reviews the performance of sub-servicers appointed by it. Generally, all amounts received by Wells Fargo on the related Non-Serviced Mortgage Loans and Non-Serviced Companion Loans will initially be deposited into a common clearing account with collections on other mortgage loans serviced by Wells Fargo and will then be allocated and transferred to the appropriate account in a manner similar to that as described the Prospectus. On the day any amount is to be disbursed by Wells Fargo, that amount is transferred to a common disbursement account prior to disbursement.

Wells Fargo (in its capacity as Non-Serviced Master Servicer) will not have primary responsibility for custody services of original documents evidencing the related Non-Serviced Mortgage Loans or Non-Serviced Companion Loans. On occasion, Wells Fargo may have custody of certain of such documents as are necessary for enforcement actions involving the Non-Serviced Mortgage Loans, Non-Serviced Companion Loans or otherwise. To the extent Wells Fargo performs custodial functions as a servicer, documents will be maintained in a manner consistent with the servicing standard under the related Non-Serviced PSA.

A Wells Fargo proprietary website (www.wellsfargo.com/com/comintro) provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo is master servicer, and also provides borrowers with access to current and historical loan and property information for these transactions.

Wells Fargo & Company files reports with the Commission as required under the Exchange Act. Such reports include information regarding Wells Fargo and may be obtained at the website maintained by the Commission at www.sec.gov.

There are no legal proceedings pending against Wells Fargo, or to which any property of Wells Fargo is subject, that are material to the Certificateholders, nor does Wells Fargo have actual knowledge of any proceedings of this type contemplated by governmental authorities.

Wells Fargo has entered into one or more agreements with the related mortgage loan sellers to purchase the master servicing and/or primary servicing rights to each of the Whole Loans for which it is acting as Non-Serviced Master Servicer.

Neither Wells Fargo nor any of its affiliates will retain any Certificates issued by the Trust or any other economic interest in this securitization other than as set forth above. However, Wells Fargo or its affiliates may, from time to time after the initial sale of the Certificates to investors on the Closing Date, acquire additional Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of any such Certificates, whether acquired on or after the Closing Date, at any time.

The information set forth above under this heading “The 245 Park Avenue Trust 2017-245P Servicer, the MSBAM 2017-C34 Master Servicer and the UBS 2017-C4 Master Servicer” has been provided by Wells Fargo.

The UBS 2017-C4 Special Servicer

Rialto Capital Advisors, LLC, a Delaware limited liability company (“Rialto”), acts as an initial special servicer under the UBS 2017-C4 Pooling and Servicing Agreement and in this capacity is expected to initially be responsible for the servicing and administration of The District Whole Loan when it becomes a specially serviced loan and any related REO Properties, as well as the reviewing of certain Major Decisions and other transactions relating to such Mortgage Loan and other Special Servicer Decisions (as each such term is defined in the UBS 2017-C4 Pooling and Servicing Agreement). Rialto maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. Rialto currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P and a commercial mortgage special servicer ranking of “MOR CS2” by Morningstar Credit Ratings, LLC.

Rialto is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager. Each of Rialto and RCM is an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder with over 8,000 employees across the country’s largest real estate markets. As of June 30, 2017, RCM was the sponsor of, and certain of its affiliates were investors in, ten private equity funds (collectively, the “Funds”) and RCM also advised four separately managed accounts, having over $5.4 billion of regulatory assets under management in the aggregate (regulatory assets under management as of March 31, 2017). Four of such Funds are focused on distressed and value-add real estate related investments and/or commercial mortgage backed securities, four of such Funds are focused on investments in commercial mortgage-backed securities and the other two Funds and the separately managed accounts are focused on mezzanine debt and credit investments. Through June 30, 2017, RCM has acquired and/or is managing over $7.4 billion of non- and sub-performing real estate assets, representing approximately 10,836 loans.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $5.3 billion in face value of subordinate, newly-originated commercial mortgage-backed securities bonds in approximately 78 different securitizations totaling approximately $82.6 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

RCM has over 350 employees as of June 30, 2017, and is headquartered in Miami with two other main offices located in New York City and Atlanta. RCM’s commercial real estate platform has ten additional offices across the United States and four offices in Europe.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

Rialto is subject to external and internal audits and reviews. Rialto is subject to Lennar’s internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and REO management. Rialto is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the Funds. As part of such external audits, auditors perform test work and review internal controls throughout the year. As a result of this process, Rialto has been determined to be Sarbanes-Oxley compliant.

Rialto maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, Rialto has a formal, documented disaster recovery and business continuity plan which is managed by Lennar’s on-site staff.

As of June 30, 2017, Rialto and its affiliates were actively special servicing approximately 530 portfolio loans with a principal balance of approximately $207 million and were responsible for approximately 467 portfolio REO assets with a principal balance of approximately $540 million.

Rialto is also currently performing special servicing for approximately 82 commercial real estate securitizations. With respect to such securitization transactions, Rialto is administering approximately 5,631 assets with an original principal balance at securitization of approximately $84 billion. The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The table below sets forth information about Rialto’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2012	As of 12/31/2013	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 6/30/2017
Number of CMBS Pools Named Special Servicer	16	27	45	59	75	82
Approximate Aggregate Unpaid Principal Balance(1)	$18.9 billion	$32.4 billion	$49.2 billion	$63.6 billion	$79 billion	$84.4 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	19	27	28	17	37	61
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$21 million	$101 million	$126.9 million	$141.9 million	$320 million	$587 million

(1)	Includes all commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by Rialto.
(2)	Includes only those commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer that are, as of the specified date, specially serviced by Rialto. Does not include any resolutions during the specified year.

In its capacity as the special servicer under the UBS 2017-C4 Pooling and Servicing Agreement, Rialto will not have primary responsibility for custody services of original documents evidencing The District Mortgage Loan. Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving The District Mortgage Loan, or otherwise. To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the UBS 2017-C4 Pooling and Servicing Agreement.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing The District Mortgage Loan, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under the UBS 2017-C4 Pooling and Servicing Agreement for assets of the same type as The District Mortgage Loan. No securitization transaction in which Rialto was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of Rialto as special servicer, including as a result of a failure by Rialto to comply with the applicable servicing criteria in connection with any securitization transaction. Rialto has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. Rialto has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which Rialto is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by Rialto in connection with any securitization in which Rialto was acting as special servicer. Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under the UBS 2017-C4 Pooling and Servicing Agreement and, accordingly, Rialto believes that its financial condition will not have any material impact on The District Mortgage Loan.

From time to time Rialto is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Rialto does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the UBS 2017-C4 Pooling and Servicing Agreement.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against Rialto or of which any of its property is the subject, which are material to the servicing of The District Mortgage Loan. Rialto occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to The District Mortgage Loan with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which Rialto acts as special servicer, Rialto may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Rialto’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace Rialto as the special servicer.

Rialto is an affiliate of Rialto Mortgage Finance, LLC, a sponsor, mortgage loan seller and originator with respect to the Issuing Entity and the UBS 2017-C4 transaction. Rialto is an affiliate of the entity that is the directing certificateholder under the UBS 2017-C4 Pooling and Servicing Agreement. From time to time, Rialto and/or its affiliates may purchase securities, including CMBS certificates. Rialto and/or its affiliates may review the prospectus of the Issuing Entity and purchase certificates, including in the secondary market. Any such party will have the right to dispose of such certificates at any time.

The information set forth above under this heading “The UBS 2017-C4 Special Servicer” has been provided by Rialto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer.	(E)